                               WARRANT AGREEMENT




                  WARRANT AGREEMENT dated as of September 26, 1997(the "Agreement"), between GOLDEN BOOKS FAMILY ENTERTAINMENT,INC., a Delaware corporation (the "Issuer") and DISNEY ENTERPRISES, INC., a Delaware corporation ("Disney").


                             W I T N E S S E T H :


                  WHEREAS, Disney wishes to acquire from the Issuer, and the Issuer proposes to issue to Disney, 1,100,000 warrants as hereinafter described (each a "Warrant" and collectively the "Warrants"). Each such Warrant will entitle Disney or any of its assigns (the "Warrant Holder"), subject to the terms and conditions set forth herein, to purchase from the Issuer one share of its Common Stock, $.01 par value (the "Common Stock").

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and for other good and valuable consideration, the parties hereto agree as follows:


                  SECTION 1. CERTAIN DEFINITIONS. As used in this Agreement, unless the context otherwise requires:

                  "Acceleration Notice" shall have the meaning ascribed thereto in Section 4.D.

                  "Affiliate" shall mean, with respect to a specified Person, any other Person directly or indirectly controlling or controlled by or under common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement" shall have the meaning ascribed thereto in the Recitals.

                  "Appraised Value" shall mean the fair market value of


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all equity capital, including all outstanding Common Stock and all options, warrants and rights to acquire Common Stock or convert into Common Stock, as determined by a written appraisal (the "Appraisal") prepared by an appraiser acceptable to the Issuer and the Warrant Holder. "Fair market value" is defined for this purpose as the price in a single transaction determined on a going-concern basis that would be agreed upon by the most likely hypothetical buyer for 100% of the equity capital of the Issuer. In the event that the Issuer and Warrant Holder cannot, in good faith, agree upon an appraiser within 15 Business Days after the need for an appraiser arises, then the Issuer, on the one hand, and said holders, on the other hand, shall each immediately select an appraiser, the two appraisers so selected shall immediately select a third appraiser. The third appraiser shall be directed to prepare the Appraisal as promptly as practicable and the term Appraised Value shall mean the appraised value set forth in the Appraisal prepared in accordance with this definition.

                  "Business Day" shall mean any day on which commercial banks are not authorized or required to close in New York, New York.

                  "Commission" shall mean the Securities and Exchange Commission or any other similar or successor agency of the United States government administering the Securities Act.

                  "Common Stock" shall have the meaning ascribed thereto in the Recitals, subject to adjustment pursuant to Section 4.

                  "Convertible Securities" shall mean any securities which are convertible into or exchangeable for Common Stock (whether or not immediately exercisable, convertible or exchangeable).

                  "Current Market Price" per share of Common Stock for the purposes of any provision of this Warrant Agreement at the date herein specified, shall be deemed to be the price determined pursuant to the first applicable of the following methods.

                           (i) If the Common Stock is traded on a national
                  securities exchange or is traded in the over-the-counter market, the Current Market Price per share of Common Stock shall be deemed to be the average of the Daily Market Prices for 10 Trading Days immediately preceding the date of determination.

                           (ii) If the Current Market Price per share of
                  Common Stock cannot be ascertained by the method set forth in paragraph (i) immediately above, the Current

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

                  Market Price per share of outstanding Common Stock shall be deemed to be the price equal to the quotient determined by dividing the Appraised Value by the number of shares (including any fractional shares) of Common Stock, on a fully-diluted basis in accordance with GAAP.

                  "Daily Market Price", for any date, means (i) if the Common Stock is traded on a national securities exchange, its last sale price on such date, or (ii) if the principal market for the Common Stock is the over-the-counter market and the Common Stock is quoted on the Nasdaq system, the last sale price on such date as reported by Nasdaq, or, if the last sale price is not so reported by Nasdaq, the closing bid quotation on such date as reported by Nasdaq.

                  "Demand" shall have the meaning ascribed thereto in Section 11 hereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Exercise Price" shall have the meaning ascribed thereto in
Section 2.B.

                  "GAAP" shall mean generally accepted accounting principles, consistently applied.

                  "Issue Date" shall mean the day, month and year of the issuance of the Warrants.

                  "License Agreement" shall mean the Licensed Book Publishing Agreement between Disney Book Publishing, Inc. and Golden Books Family Entertainment, Inc., dated as of the date hereof.

                  "Payment Shares" shall have the meaning ascribed thereto in
Section 2.C.

                  "Person" shall mean a corporation, an association, a trust, a partnership, a joint venture, an organization, a business, an individual, a government or political subdivision thereof or a governmental body.

                  "Restricted Certificate" shall mean a certificate for Common Stock or the Warrants bearing the restrictive legend set forth in Section 10.



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

                  "Restricted Securities" shall mean Restricted Stock and the Restricted Warrants.

                  "Restricted Stock" shall mean Warrant Stock evidenced by a Restricted Certificate.

                  "Restricted Warrants" shall mean the Warrants evidenced by a Restricted Certificate.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Seller" shall mean a holder of Restricted Stock of the Issuer for which the Issuer shall be required to file a registration statement or which shall be registered under the Securities Act at the request of such holder pursuant to any of the provisions of Section 11. Neither the Issuer nor any of its Affiliates shall be deemed a "Seller" for any purposes of this Agreement.

                  "Trading Day" shall mean any day on which trading occurs on the securities exchange upon which the Common Stock is listed, if any.

                  "Triggering Transaction" shall have the meaning ascribed thereto in Section 4.D.

                  "Triggering Transaction Closing Date" shall have the meaning ascribed thereto in Section 4.D.

                  "Warrants" shall have the meaning ascribed thereto in the Recitals.

                  "Warrant Certificate" shall have the meaning ascribed thereto in Section 2.A.

                  "Warrant Holder" shall have the meaning ascribed thereto in the Recitals.

                  "Warrant Stock" shall mean the shares of Common Stock purchased or purchasable by the Warrant Holder upon the exercise of Warrants.

                  SECTION 2.        ISSUANCE, FORM AND EXERCISE OF THE WARRANTS.

                  A. Issuance and Form of Warrants. On the date hereof, the Issuer, upon the terms and subject to the conditions hereinafter set forth, will issue and deliver a certificate representing 1,100,000 warrants to purchase Common Stock (the "Warrant Certificate").

                  B. Exercise Price. The Warrant Certificate shall entitle the Warrant Holder, subject to the provisions of this Agreement, to purchase one share of Common Stock for each Warrant represented thereby, in each case at a purchase price (the "Exercise Price") of $11.375 per share. The Exercise Price may be adjusted pursuant to Section 4 hereof. As used throughout this Agreement, Exercise Price shall mean as adjusted.

                  C. Manner of Exercise; Other Provisions Regarding Exercise. In order to exercise the Warrants, in whole or in part, the Warrant Holder shall deliver to the Issuer at its office maintained for such purpose pursuant to Section 16 (i) a written notice of such Holder's election to exercise Warrants, which notice shall be in the Form of Election to Purchase attached to the Warrant Certificate, and (ii) aggregate payment in full of the Exercise Price then in effect for each share of Warrant Stock for which the Warrants are then being exercised. Upon delivery thereof, the Issuer shall cause to be executed and delivered to such Holder within five Business Days a certificate or certificates representing the aggregate number of fully-paid and nonassessable shares of Common Stock issuable upon such exercise.

                  Payment of the Exercise Price then in effect may be made, at the option of the Warrant Holder, by certified or bank cashier's check or wire transfer. In addition, the Warrant Holder shall have the right, at its election, in lieu of delivering the Exercise Price then in effect in cash, to instruct the Issuer in the form of Election to Purchase to retain in payment of the Exercise Price then in effect, a number of shares of Common Stock (the "Payment Shares") equal to the quotient of the aggregate Exercise Price then in effect of the shares as to which Warrants are then being exercised divided by the Current Market Price determined immediately prior to the date of exercise and to deduct the number of Payment Shares from the shares to be delivered to the Warrant Holder.

                  The stock certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in said notice and shall be registered in the name of the Warrant Holder or such other name or names as shall be designated in said notice. Such certificate or certificates shall be deemed to have been issued and such Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares, including to the extent permitted by law the right to vote such shares or to consent or to receive notice as a stockholder, on the fifth Business Day after the time said notice is delivered to the Issuer as aforesaid. If the Warrants shall have been exercised only in part, the Issuer shall, within five Business Days of delivery of said certificate or certificates, deliver to such Warrant Holder a new Warrant Certificate dated the date it is issued, evidencing the rights of such Holder to purchase the remaining Common Stock called for by such Warrants, which new Warrant Certificate shall in all other respects be identical with the original Warrant Certificate, or, at the request of such Holder, appropriate notation may be made on the Warrant Certificate exercised in part and shall be returned to such Holder.

                  All shares of Common Stock issuable upon the exercise of the Warrants shall be validly issued, fully paid and nonassessable, and free from all liens and other encumbrances thereon.

                  The Issuer will not close its books against the transfer of Warrants or of any share of Warrant Stock in any manner which interferes with the timely exercise of the Warrants.

                  The Issuer shall issue certificates for fractional shares of stock upon any exercise of Warrants whenever, in order to implement the provisions of the Warrants, the issuance of such fractional shares is required, or, at the Issuer's option, the Issuer may promptly pay cash in lieu of fractional shares determined by the Issuer by multiplying such fraction by the Current Market Price on the date immediately prior to the date of exercise.

                  D. Vesting of Warrant. The Warrants shall be exercisable, in whole or in part, unless earlier vested pursuant to Section 2.E, commencing on the earlier of (i) ninety (90) days after the expiration of the License Agreement (i.e., March 31, 2002 or March 31, 2003, if the Term under the License Agreement is extended pursuant to the terms thereof) and (ii) thirty
(30) days after the public announcement by either party (which announcement must be approved in advance by both parties) to the License Agreement that (a) the parties thereto have entered into a new master licensed publishing agreement or (b) the parties will not be entering into a new master licensed publishing agreement. The Warrants shall terminate on March 31, 2008.

                  E. Acceleration of Vesting. Notwithstanding the foregoing provisions of this Section 2, the Warrants shall become immediately exercisable upon the occurrence of any of the following:

                  (1) The acquisition, by executive officers and directors of the Issuer or by any "person" except Disney or its Affiliates and the Issuer and its Affiliates of beneficial ownership of voting securities of the Issuer representing 50% or more of the aggregate votes entitled to be cast in the election of directors of the Issuer. For purposes of the foregoing, (x) "person" shall have the meaning defined in Section 13(d) of the Exchange Act and (y) any shares of Warrant Stock shall be deemed beneficially owned by Disney or one of its Affiliates without regard to the actual ownership thereof, except such shares as have been transferred by Disney or any such Affiliate pursuant to any broker's transaction or other public offering thereof; or

                  (2) The Issuer shall effect an assignment for the benefit of creditors or commence a voluntary case under the Federal Bankruptcy Code, or an order for relief shall be entered in an involuntary case under the Federal Bankruptcy Code, or the Issuer shall adopt a plan of liquidation or dissolution; or

                  (3) Five business days prior to the proposed consummation with respect to the Issuer of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act (or, if necessary, such earlier date as the Issuer shall determine in good faith to be required in order for the holder to be able to participate in such transaction), it being agreed that the Warrant Holder will receive actual notice of the 13e-3 Statement filed with the Commission on the date filed and actual notice of the date of acceleration hereunder no later than such date, and that if such transaction is not consummated, and the Warrants have been exercised, then the Warrant Holder (and to the extent that the Warrants would not but for this paragraph be exercisable, the Issuer) shall be entitled to declare the exercise null and void and the Warrant Holder shall, upon return of the Warrant Stock to the Issuer, be entitled to receive a refund of the exercise price and warrants identical to the Warrants, and such acceleration shall become void ab initio, and the Warrants shall (as to any remaining unexercised portion thereof) remain in full force and effect in accordance with the terms hereof.

                  SECTION 3. TRANSFER. The Warrants are not transferable except to Affiliates of Disney. Transfers shall be noted on the books of the Issuer to be maintained for such purpose, upon surrender of the Warrants at the office of the Issuer maintained for such purpose pursuant to Section 16, together with a written assignment of the Warrants duly executed by the Warrant Holder or its agent or attorney and payment of funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment the Issuer shall, except as set forth in Section 10, execute and deliver a new Warrant Certificate(s) in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and the original Warrant Certificate shall promptly be canceled.

                  The Issuer shall pay all expenses, taxes (other than stock transfer taxes) and other charges incurred by the Issuer in the performance of its obligations in connection with the preparation, issue and delivery of Warrants under this Section 3.

                  The Issuer agrees to maintain at its aforesaid office books for the registration and transfer of the Warrants.

                  SECTION 4. ADJUSTMENTS.

                  A. Adjustments To Exercise Price. The Exercise Price, the number of shares of Common Stock issuable upon exercise of each Warrant and the securities and other assets due to the Warrant Holder upon exercise of Warrants shall be subject to adjustment as set forth below from time to time as follows:

                  1. Stock Dividends; Stock Splits; Reverse Stock Splits; Reclassifications. In case the Issuer shall (i) pay a dividend or other distribution on its Common Stock in shares of any class or series of capital stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, the number of shares of Common Stock purchasable upon exercise of each Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the Warrant Holder shall thereafter be entitled to receive for each Warrant the kind and number of shares of Common Stock that the Warrant Holder would have owned or have been entitled to receive after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 4(A)(1) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  2. Rights; Options; Warrants. If the Issuer fixes a record date for the distribution of any rights, options or warrants to all holders of its Common Stock entitling such holders to subscribe for or purchase shares of Common Stock (or

Convertible Securities), whether or not immediately exercisable, then the Issuer shall also distribute such rights, options or warrants to the Warrant Holder as if the Warrants had been exercised immediately prior to the record date for such distribution.

                  3. Distribution of Assets or Securities. In case the Issuer shall make a distribution to all holders of shares of Common Stock of any asset or security other than those referred to in Section 4(A)(1) or (2) and other than in connection with the total liquidation, dissolution or winding-up of the Issuer, then and in each such case, the Warrant Holder, shall be entitled to receive, concurrently with such distribution the amount of assets or securities to which the Warrant Holder would have been entitled as a holder of Common Stock if the Warrant Holder had exercised its Warrant immediately prior to the record date for such distribution.

                  4. Issuance of Common Stock at Less Than Current Market Price. If the Issuer issues shares of Common Stock (or rights, options, warrants or Convertible Securities containing the right to subscribe for or purchase shares of Common Stock), other than pursuant to the items listed on Exhibit B hereto, for a consideration per share less than the Current Market Price per share of Common Stock on the date immediately preceding the date the Issuer issues such additional shares, the Exercise Price shall be adjusted (calculated to the nearest $.0001) so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be (i) an amount equal to the sum of
(A) the number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Current Market Value per share, and the denominator of which shall be (ii) the total number of shares of Common Stock outstanding immediately after such sale or issuance. Such adjustment shall be made successively whenever such an issuance is made.

                  The number of shares of Common Stock purchasable upon the exercise of each Warrant shall also be adjusted and shall be that number determined by multiplying the number of shares of Common Stock issuable upon exercise immediately prior to such adjustment by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator is the Exercise Price as so adjusted. For the purposes of such adjustments, the shares of Common Stock which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of the sale and issuance of the rights, warrants or convertible or exchangeable securities and the consideration received by the Issuer therefor shall be deemed to be the consideration received by the Issuer for such rights, options, warrants or convertible or exchangeable securities, plus the consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby. In case the Issuer shall sell and issue shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration received" by the Issuer for purposes of the first sentence of this Section 4(A)(4), the Board of Directors of the Issuer shall determine, in good faith, the fair value of said property. There shall be no adjustment of the Exercise Price in respect of the Common Stock pursuant to this Section 4(A)(4) if the amount of such adjustment shall be less than $0.0001 per share of Common Stock; provided, however, that any adjustments which by reason of this proviso are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  This section does not apply to (i) any of the transactions described in Section 4(A)(1), (2) or (3), (ii) the conversion or exchange of securities convertible or exchangeable for Common Stock covered by this
Section 4(A)(4), (iii) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting.

                  5. Expiration of Rights, Options and Conversion Privileges. Upon the expiration of any rights, options, warrants or conversion or exchange privileges, the issuance of which caused an adjustment pursuant to Section 4(A)(4) hereof, if any thereof shall not have been exercised, the Exercise Price and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Issuer upon such exercise plus the consideration, if any, actually received by the Issuer for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, further, that no such readjustment shall have the effect of increasing the Exercise Price by an amount, or decreasing the number of shares purchasable upon exercise of each Warrant by a number, in excess of the amount or number of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

                  6. Certain Other Events. If any event occurs as to which the foregoing provisions of this Section 4 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Issuer fairly protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock subject to purchase upon exercise of the Warrants.

                  B. When Adjustments To Be Made. The adjustments required by the preceding subsections of this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur. Adjustments shall become effective immediately after the record date for the determination of stockholders entitled to receive an issuance or distribution, or if there is no record date, then the date of issuance or distribution described in this
Section 4. Such adjustments shall be made successively whenever any event specified in this Section 4 shall occur.

                  C. Fractional Interests. In computing adjustments under this Section, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

                  D. Merger or Consolidation. If the Issuer shall merge or consolidate into another corporation and, pursuant to the terms of such merger or consolidation, shares of capital stock of the successor corporation are to be received by or distributed to the holders of Common Stock of the Issuer, then provision shall be made so that the holder of the Warrant shall have the right to receive, upon consummation of such transaction, at the aggregate Exercise Price then in effect, the number of shares of capital stock of the successor corporation receivable upon or as a result of such merger or consolidation by a holder of the number of shares of Common Stock immediately prior to such event, plus any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights that the holder would have been entitled to receive had such holder exercised the Warrants prior to such merger or consolidation, and had such holder thereafter retained such shares of stock, securities or other property from the date of such merger or consolidation through and including the date of exercise of the Warrants, subject to all other adjustments called for during this period under Section 4).

                  In the case of any such merger or consolidation, the successor corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Agreement to be performed and observed by the Issuer and all of the obligations and liabilities hereunder.

                  The foregoing provisions of this Section 4.D shall similarly apply to successive mergers, consolidations or dispositions of assets.

                  E. Notice to Holders of Dissolution, Total Liquidation or Winding Up. In case at any time after the date hereof there shall be a voluntary or involuntary dissolution, total liquidation or winding up of the Issuer, then the Issuer shall cause to be mailed (by first-class mail, postage prepaid) to the Warrant Holder at such Warrant Holder's address as shown on the Warrant transfer books of the Issuer, at the earliest practicable time (and, in any event, not less than ten (10) calendar days before any date set for definitive action), notice of the date on which such dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of the shares of record of Common Stock shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding up, as the case may be, on which date the Warrant Holder shall be entitled to receive upon surrender of the Warrants the cash or other property, less the Exercise Price for such Warrants then in effect, that the Warrant Holder would have been entitled to receive had the Warrants been exercisable and exercised immediately prior to such dissolution, liquidation or winding up and any and all rights of the Warrant Holder to exercise the Warrants shall terminate in their entirety.

                  SECTION 5. NOTICE TO WARRANT HOLDERS. Whenever the Exercise Price or number of shares subject to each Warrant shall be adjusted pursuant to Section 4, the Issuer shall forthwith obtain a certificate signed by the principal financial officer of the Issuer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Exercise Price and the number of shares subject to each Warrant, after giving effect to such adjustment or change. The Issuer shall promptly, and in any case within three Business Days after the making of such adjustment, cause a signed copy of such certificate to be delivered to the Warrant Holder. The Issuer shall keep at its office or agency, maintained for the purpose pursuant to Section 16, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Warrant Holder or any prospective purchaser of Warrants designated by the Warrant Holder.

                  SECTION 6. RESERVATION AND AUTHORIZATION OF WARRANT STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY. The Issuer shall at all times reserve and keep available for issue upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of the Warrants.

                  Before taking any action which would cause an adjustment reducing the Exercise Price per Warrant below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Issuer shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Issuer may validly and legally issue fully-paid and nonassessable shares of Common Stock at such adjusted Exercise Price.

                  If any shares of Common Stock required to be reserved for issue upon exercise of the Warrants require registration with any governmental authority under any federal or state law (otherwise than as provided in Section 11) before such shares may be so issued, the Issuer will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

                  SECTION 7. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS. In the case of all dividends or other distributions by the Issuer to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Issuer will in each such case take such a record and will take such record as of the close of business on a Business Day. The Issuer will not at any time, except upon dissolution, liquidation or winding up, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

                  SECTION 8. TRANSFER TAXES. The Issuer will pay any and all transfer taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on exercise of the Warrants. The Issuer shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Warrants are registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Issuer the amount of any such tax, or has established, to the satisfaction of the Issuer, that such tax has been paid.

                  SECTION 9. NO VOTING RIGHTS. Except as expressly provided herein, the Warrants shall not entitle the Warrant Holder to any voting rights or other rights as a stockholder of the Issuer.

                  SECTION 10. RESTRICTIONS ON TRANSFERABILITY. Except as set forth in Section 11, Restricted Securities shall not be transferable at any time without the prior written consent of the Issuer, and any purported transfer without such consent shall be void. Notwithstanding any other provisions of this Section 10 to the contrary, the Holder of Restricted Securities shall have the right to transfer any Restricted Securities to an Affiliate of such holder, in each case free of the restrictions imposed by this Section 10 other than the requirement as to the legending of the certificates for such Restricted Securities specified in Section 10.B. Each such transferee shall be subject to the same transfer restrictions imposed on the holder of the Restricted Securities so transferred.

                  A. Restrictive Legend. Unless and until otherwise permitted by this Section 10, the Warrant Certificate and each certificate for Warrant Stock issued upon exercise of any Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS OR UNLESS THE PROPOSED TRANSACTION IS REGISTERED OR QUALIFIED, AS SO REQUIRED.

                  "THE TRANSFER OF AND OTHER TERMS OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE GOVERNED BY AND SUBJECT TO CONDITIONS SPECIFIED IN THAT CERTAIN WARRANT AGREEMENT DATED SEPTEMBER 26, 1997, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UNDER CERTAIN CIRCUMSTANCES, THE ISSUER HAS AGREED TO ISSUE TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES EVIDENCED HEREBY REGISTERED IN THE NAME OF SUCH HOLDER. THE

HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS CONTAINED IN SUCH WARRANT AGREEMENT."

                  B. Notice of Proposed Transfers. Prior to any transfer or attempted transfer of any Restricted Securities pursuant to this Agreement, the holder thereof shall give written notice to the Issuer of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail. Upon receipt of such notice, the Issuer may request an opinion of counsel of such holder to the effect that such proposed transfer may be effected without registration of the Restricted Securities under the Securities Act. Upon receipt by the Issuer of such opinion, or if the Issuer does not request such an opinion, within three (3) Business Days after the Issuer receives notice of the proposed transfer, such holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the precise terms and conditions of the notice delivered by such Holder to the Issuer. Each certificate evidencing the Restricted Securities thus to be transferred (and each certificate evidencing any untransferred balance of the Restricted Securities evidenced by such Restricted Certificate) shall bear the restrictive legend set forth above, unless, in the reasonable opinion of counsel to the Issuer, pursuant to Rule 144 of the Securities Act such legend is not required in order to insure compliance with the Securities Act.

                  SECTION 11.  REGISTRATION RIGHTS.

                  A. Incidental Registration. If the Issuer at any time proposes to register on or after the Issue Date any of its equity securities under the Securities Act on Form S-1, S-2 or S-3, or any equivalent or successor forms thereto or other applicable form, whether of its own accord or at the request of any holder or holders of such securities, it will give written notice to the Holder of outstanding Restricted Securities of its intention so to do.

                  Upon the written request of a Holder of any Warrant or Warrant Stock given within 30 days after receipt of any such notice (stating the intended method of disposition of such securities by the prospective Seller or Sellers), the Issuer will use its best efforts to cause all Restricted Stock to be registered under the Securities Act, to the extent necessary to permit the sale or other disposition (as previously stated) by such prospective Seller; provided, however, the Issuer may elect not to file a registration statement pursuant to this Section 11.A for any reason whatsoever or may withdraw any registration statement filed pursuant to this Section 11.A at any time prior to the effective date thereof.

                  If the offering to which the proposed registration under this Section 11.A relates is distributed by or through an underwriter or underwriters, and if, in the opinion of the managing underwriter for the respective offering, the inclusion in such registration of all shares of Restricted Stock sought to be registered by Sellers pursuant to this Section 11.A is likely to have an adverse impact on such offering, then such number of shares of Restricted Stock shall be reduced pro rata along with shares of equity securities of other sellers selling pursuant to other incidental registration rights, to the extent necessary to reduce the number of such shares of equity securities to be registered to the number recommended by the managing underwriter. The Issuer or other person initiating such registration shall in no event have to reduce its numbers of shares offered. The incidental registration rights of other sellers referenced in the next above sentence may be granted by Issuer to other sellers after the date of this Agreement without being interpreted to violate Section 11.G hereof, provided that such incidental registration rights of the other sellers are to be exercised pro rata with, and not superior or prior to, those afforded to the Holder of Restricted Securities.

                  B. Registration Procedures. If and whenever the Issuer is required by the provisions of this Section 11 to use its best efforts to effect the registration of any of the Restricted Stock under the Securities Act, the Issuer shall as soon as reasonably practical:

                  (l) cooperate with any underwriters for, and the Sellers of, such Restricted Stock, enter into a usual and customary underwriting agreement with respect thereto and take all such other reasonable actions as are necessary or advisable to permit, expedite and facilitate the disposition of such Restricted Stock in the manner contemplated by the related registration statement, and the Issuer will provide to any Seller of Restricted Stock, any underwriter participating in any distribution thereof pursuant to a registration statement, and any attorney, accountant or other agent retained by any Seller or underwriter, reasonable access to appropriate Issuer officers and employees to answer questions and to supply information reasonably requested by any such Seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (2) prepare and file with the Commission as promptly as reasonably practical a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective; and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of 90 days (plus any period during which the effectiveness of the registration statement has been suspended) or until the distribution contemplated by the registration statement is completed, whichever occurs first, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Seller or Sellers of such securities shall desire to sell or otherwise dispose of the same; provided that no such registration statement will be filed by the Issuer until Sellers of securities included therein shall have had a reasonable opportunity to review the same and to exercise their rights under clause (l) above with respect thereto, and, to the extent reasonably practicable, no amendment to any such registration statement naming such Sellers as selling stockholders shall be filed with the Commission until such Sellers shall have had at least one day to review such amendment;

                  (3) furnish to each Seller such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Seller;

                  (4) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Seller shall reasonably request, and do any and all other acts and things that may be necessary or advisable to enable such Seller to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Seller, except that the Issuer shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process or submit to the general taxation of any such jurisdiction;

                  (5) use its best efforts to furnish or cause to be furnished to each Seller of Restricted Stock covered by such registration statement, addressed to such Sellers, a copy of the opinion of counsel for the Issuer, and a copy of the "comfort" letter signed by the independent public accountants who have certified the Issuer's financial statements included in the registration statement, delivered on the closing date to the underwriters of such Restricted Stock;

                  (6) in the event of the issuance of any stop order suspending the effectiveness of any registration statement or of any order suspending or preventing the use of any prospectus or suspending the qualification of any Restricted Stock for sale in any jurisdiction, use its best efforts promptly to obtain its withdrawal;

                  (7) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (8) use best efforts to list such securities on any securities exchange on which any stock of the Issuer is then listed; and

                  (9) if requested by any Seller, furnish to such Seller certificates representing the Restricted Stock being offered pursuant to the registration which contain no restrictive legends, in such numbers and denominations as such Seller shall reasonably request; provided, however, that such Seller shall confirm to the Issuer in writing that any transfer of such Restricted Stock shall be made only pursuant to such registration and in accordance with the plan of distribution described therein, and such Seller shall agree in writing to return such certificates to the Issuer (to the extent that such shares of Restricted Stock are not sold in such manner) for reapplication of such restrictive legends.

                  C. Expenses; Limitations on Registration. All expenses incident to the Issuer's performance of or compliance with this Section 11, including without limitation all registration and filing fees, fees and expenses relating to filings with the National Association of Securities Dealers, Inc. and any relevant stock exchange, fees and expenses of compliance with securities or Blue Sky laws (including fees and disbursements of counsel in connection with Blue Sky qualifications of Restricted Stock), printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Issuer, reasonable fees and disbursements of not more than one special counsel to the Sellers, independent public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance) and underwriters (excluding discounts and commissions attributable to the securities being registered, but including liability insurance if the Issuer so desires or if the underwriters so require), all the Issuer's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the expense of any liability insurance referred to above and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which such securities issued by the Issuer are then listed, the reasonable fees and expenses of any special experts (including attorneys) retained by the Issuer (if it so desires or the underwriters so require) in connection with such registration and fees and expenses of other persons retained by the Issuer, will be borne by the Issuer.

                  It shall be a condition precedent to the obligation of the Issuer to take any action pursuant to this Section 11 in respect of the securities which are to be registered at the request of any prospective Seller that such prospective Seller shall furnish to the Issuer such information regarding such Seller, the securities held by such Seller and the intended method of disposition thereof as the Issuer shall reasonably request and as shall be required in connection with the action to be taken by the Issuer.

                  D. Termination of Restrictions. Notwithstanding the foregoing provisions of Sections 10 or 11, the restrictions imposed upon the transferability of the Restricted Stock shall cease and terminate as to any particular Restricted Security when (i) such Restricted Security shall have been effectively registered under the Securities Act and sold by the Holder thereof in accordance with such registration or (ii) when such Restricted Stock may be sold in accordance with the safe harbor provisions of Rule 144(k). Whenever the restrictions imposed shall terminate as to any Restricted Security, as hereinabove provided, the holder thereof shall be entitled to receive from the Issuer, without expense, a new certificate not bearing the restrictive legend otherwise required to be borne thereby; provided, however, that the securities evidenced by such new certificate shall still be deemed Restricted Stock entitled to the registration rights of this Section 11.

                  E. Rule 144 and 144A. In order to permit the holder of Restricted Securities to sell the same pursuant to Rule 144 or Rule 144A under the Securities Act (or any successors to such rules), the Issuer will comply with all rules and regulations of the Commission applicable in connection with use of each of Rule 144 and Rule 144A (or any successors thereto), including the timely filing of all reports with the Commission in order to enable such Holder, if he so elects, to utilize Rule 144 or Rule 144A, and the Issuer will cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to any sale of Warrant Stock which is exempt from registration under the Securities Act pursuant to Rule 144 or Rule 144A.

                  F. Indemnification.

                  (l) In the event of any registration of any of its securities under the Securities Act pursuant to this Section 11, the Issuer shall indemnify and hold harmless the Seller of such Restricted Stock, its directors and officers, and each other Person, if any, who controls such Seller within the meaning of the Securities Act ("Controlling Person"), against any losses, claims, damages or liabilities, joint or several, to which such Seller or any such director or officer or Controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, or in any final prospectus contained therein, or any amendment or supplement thereto or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Seller or such director, officer or Controlling Person for any legal or any other expenses reasonably incurred by such Seller or such director, officer or Controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, prospectus, or amendment or supplement thereto (x) in reliance upon and in conformity with written information furnished to the Issuer through an instrument duly executed by such Seller or such director, officer or Controlling Person specifically for use therein, or (y) which was corrected in any amended prospectus or supplement to prospectus provided to the Seller prior to the sale with respect to which such indemnity is claimed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Seller or such director, officer or Controlling Person, and shall survive the transfer of such securities by such Seller.

                  (2) Each Holder of any Restricted Stock shall, by acceptance thereof, severally and not jointly, indemnify and hold harmless the Issuer, its directors and officers and each other Person, if any, who controls the Issuer against any losses, claims, damages or liabilities, joint or several, to which the Issuer or any such director or officer or any such Person may become subject under the securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which Restricted Stock was registered under the Securities Act, or in any final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such alleged untrue statement or alleged omission was contained in written information furnished to the Issuer by such Holder, and shall reimburse the Issuer or such director, officer or other Person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action.

                  (3) The indemnity and expense reimbursements obligations of the Issuer under clause (l) of this Section 11.F shall be in addition to any liability the Issuer may otherwise have.

                  (4) Each Person ("Indemnitor") who under the preceding provisions of this Section 11.F agrees to indemnify another Person ("Indemnitee") shall have the right, subject to the provisions hereto, to designate counsel (reasonably acceptable to the Indemnitee) to defend any case or proceeding against the Indemnitee arising in respect of any claim of liability for which such indemnification may be claimed, to the end that duplication of legal expense may be minimized; provided that, if the Indemnitee notifies the Indemnitor that the former has been advised by its counsel that any single counsel in such case or proceeding would have a conflict of interest in representing both the Indemnitor and the Indemnitee, the Indemnitee may designate its own counsel in such case or proceeding and, to the extent so provided above in this Section 11.F, shall be entitled to be reimbursed by Indemnitor for its legal expenses reasonably incurred in connection with defending itself in such case or proceeding, provided, however, that no Indemnitor shall be liable hereunder for the fees and expenses of more than one separate law firm, provided, further, that each Indemnitee may engage such legal counsel at the Indemnitor's expense if the Indemnitor shall fail to perform hereunder.

                  (5) If the Restricted Securities are to be sold pursuant to any underwritten public offering, the Issuer and each Seller shall enter into an underwriting agreement that contains, among other things, customary representations, warranties, covenants and indemnities relating to such offering.

                  G. No Impairment of Rights. Following the date hereof, the Issuer will not enter into any agreement regarding the registration of its equity securities, other than as contemplated by Section 11.B hereof, that impairs or otherwise limits the registration rights granted to holder hereunder.

                  SECTION 12. LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Warrant Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Warrant Holder hereof, shall give rise to any liability of such Holder for the purchase price of the Warrant Stock or as a stockholder of the Issuer, whether such liability is asserted by the Issuer or by creditors of the Issuer.

                  SECTION 13. LOSS OR DESTRUCTION OF WARRANT CERTIFICATES. Upon receipt of evidence satisfactory to the Issuer of the loss, theft, destruction or mutilation of the Warrant Certificate and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer (the original Warrant Holder's indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant Certificate), or, in the case of any such mutilation, upon surrender and cancellation of such Warrant Certificate, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of like tenor and for a like aggregate number of Warrants.

                  SECTION 14. FURNISH INFORMATION. The Issuer agrees that it shall deliver to the Warrant Holder promptly after their becoming available copies of all financial statements, reports and proxy statements which the Issuer shall send to its stockholders generally.

                  SECTION 15. TAX TREATMENT. The Issuer and Disney agree to use their best efforts to agree to a consistent determination of the fair value, if any, of the Warrants and to consistent treatment of such determination for income tax reporting purposes.

                  SECTION 16. OFFICE OF THE ISSUER. So long as the Warrants remains outstanding, the Issuer shall maintain an office or a transfer agent for the Warrant Certificate in New York, New York, where the Warrant may be presented for exercise, transfer, division or combination as herein provided. Such office shall be at 888 7th Avenue, 43rd Floor, New York, New York 10106, unless and until the Issuer shall designate and maintain some other office for such purposes and deliver written notice thereof to the Warrant Holder.

                  SECTION 17. NOTICES GENERALLY. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently delivered or made if sent by first class mail, postage prepaid, addressed to the Warrant Holder at its last known address appearing on the Warrant transfer books of the Issuer, or, except as herein otherwise expressly provided, to the Issuer at its principal executive office, 888 7th Avenue, 43rd Floor, New York, New York 10106, Attention: President, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

                  SECTION 18. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, and, without limiting the generality of the foregoing, shall inure to the benefit of and be enforceable by each person who shall from time to time be Warrant Holder.

                  SECTION 19. GOVERNING LAW. The Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws.

                  SECTION 20. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of said counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  SECTION 21. HEADINGS. The descriptive headings of the several Sections of this Agreement are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

                  SECTION 22. PUBLIC ANNOUNCEMENTS. Issuer and Disney will consult with each other before issuing any press release or making any public statement with respect to the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any securities exchange, will not issue any such press release or make any public statement unless the text of such statement shall first have been agreed upon by the parties.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day, month and year first above written.



                    GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.


                    By:      /s/ Richard E. Snyder
                             --------------------------
                             Name: Richard E. Snyder
                             Title:Chairman & Chief Executive Officer






                    DISNEY ENTERPRISES, INC.


                    By:
                             --------------------------
                             Name:
                             Title:

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day, month and year first above written.



                    GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.


                    By:
                             --------------------------
                             Name:
                             Title:







                    DISNEY ENTERPRISES, INC.


                    By:      /s/ David K. Thompson
                             --------------------------
                             Name: David K. Thompson
                             Title:  Senior Vice President
                                     Assistant General Counsel

                                   EXHIBIT A


                         (Form of Warrant Certificate)

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS OR UNLESS THE PROPOSED TRANSACTION IS REGISTERED OR QUALIFIED, AS SO REQUIRED.

         THE TRANSFER OF AND OTHER TERMS OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE GOVERNED BY AND SUBJECT TO CONDITIONS SPECIFIED IN THAT CERTAIN WARRANT AGREEMENT DATED SEPTEMBER 26, 1997, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UNDER CERTAIN CIRCUMSTANCES, THE ISSUER HAS AGREED TO ISSUE TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES EVIDENCED HEREBY REGISTERED IN THE NAME OF SUCH HOLDER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS CONTAINED IN SUCH WARRANT AGREEMENT.

Warrant No.  1                                            Certificate for
           ------                                         1,100,000 Warrants


                    GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.

                       WARRANTS TO PURCHASE COMMON STOCK

                  THIS CERTIFIES THAT for value received Disney Enterprises Inc., or registered assigns (the "Warrant Holder"), is the owner of the number of Warrants set forth above, each of which represents the right to purchase one share of common stock $.01, par value (the "Common Stock"), of GOLDEN BOOKS FAMILY ENTERTAINMENT, INC., a Delaware corporation (the "Issuer"), at the purchase price of $11.375 (the "Exercise Price") upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase duly executed. The number of shares of the Common Stock purchasable upon the exercise of each Warrant and the Exercise Price are subject to adjustment as provided in the Warrant Agreement.

                  This Warrant Certificate is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of the Warrant Agreement, dated as of September 26, 1997 (the "Warrant Agreement") between the Issuer and the Warrant Holder. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations and duties hereunder of the Issuer and the Warrant Holder. Copies of the Warrant Agreement are on file at the principal office of the Issuer. Capitalized terms used herein have the same meanings as in the Warrant Agreement.

                  This Warrant Certificate, with or without other Warrant Certificates, upon surrender at the principal office of the Issuer, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor and date evidencing Warrants entitling the Warrant Holder to purchase a like aggregate number of shares of Common Stock. If this Warrant Certificate shall be exercised in part, the Warrant Holder shall be entitled to receive upon surrender hereof another Warrant Certificate or Warrant Certificates for the number of Warrants not exercised.

                  The Issuer will not be required to issue fractional shares of Common Stock upon the exercise of any Warrant or Warrants evidenced hereby. In lieu thereof, the Issuer may make a cash payment, as provided in the Warrant Agreement.

                  IN WITNESS WHEREOF, the Issuer has caused the signature (or facsimile signature) of its President and Chief Financial Officer to be printed hereon and its corporate seal (or facsimile) to be printed hereon.

Dated:            September 26, 1997



GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.



By:
    -----------------------
     Name:
     Title:

                              FORM OF ASSIGNMENT

         (To be executed by the Warrant Holder if such Holder desires to transfer the Warrant Certificate.)

         FOR VALUE RECEIVED _________________ hereby sells, as-signs and transfers unto _____________________ ( _________ ) the Warrants evidenced by the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________________ to transfer such Warrants on the books of the within-named Issuer, with full power of substitution.

Dated:                     , 19

         Signature __________________________





                                    NOTICE


         The signature of the foregoing assignment must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                       ATTACHMENT TO WARRANT CERTIFICATE

                         FORM OF ELECTION TO PURCHASE

To:  Golden Books Family Entertainment, Inc.

The undersigned irrevocable exercises __________ Warrants for the purchase of one share (subject to adjustment) of Common Stock, $.01 par value, of GOLDEN BOOKS FAMILY ENTERTAINMENT, INC. for each Warrant. The Warrants were issued by GOLDEN BOOKS FAMILY ENTERTAINMENT, INC. and are represented by the attached Warrant Certificate. The Exercise Price shall be paid to GOLDEN BOOKS FAMILY ENTERTAINMENT, INC. in the form marked below:

Payment of $_________ in the form of certified or bank cashier's check or wire transfer. Describe details of such payment:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Payment of $_________ in the form of a cashless exercise. Issuer shall retain in payment of the aggregate Exercise Price, __________ shares of Common Stock, which number equals the quotient of the aggregate Exercise Price for the Warrants being exercised divided by the Current Market Price determined immediately prior to the date of this exercise.

The undersigned directs that the shares of Common Stock deliverable upon the exercise of said Warrants be in such denominations as specified below and registered or placed in its name or any such other name(s) as specified below.

Date:
      ------------------


DISNEY ENTERPRISES, INC.


By:
         ----------------------------
         Name:
         Title:

Taxpayer ID Number:
Denominations:
Name and Address of Common Stock Certificate holder(s):

                                   EXHIBIT B

Employee Stock Options or Stock Purchase Plan

Warrant to Purchase 3,250,000 shares of Common Stock, held by Golden Press Holding, LLC

Series B Convertible Preferred Stock held by Golden Press Holding, L.L.C., currently convertible into 6,500,000 shares of Common Stock

8 3/4% Convertible Debentures due 2016